UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934
(Amendment No. )

_____________________________

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

PRINCIPAL EXCHANGE-TRADED FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all the boxes that apply):

[X]    No fee required.

[ ]    Fee paid previously with preliminary materials.

[ ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PO Box 211230, Eagan, MN 55121-9984	Scan to Vote Online

Principal Capital Appreciation Select ETF
Dear Shareholder:
We are writing to ask you to call us in connection with your Principal Capital Appreciation Select ETF (the “Fund”), Special Meeting of Shareholders to be held on June 25, 2026.
We have a few ways you can vote today. It takes 30 seconds online and less than one minute by phone.
1)Scan the QR code in the right corner above to Vote Online – Quick and Easy!
2)If you prefer, you can Vote by Phone – call the number below and a live agent will record your vote.

Call to vote with a live agent

1-888-457-3803
Principal Funds, Inc. has engaged Sodali & Co. to solicit shareholders. At your earliest convenience, please call Sodali or vote online using the QR code on the upper right-hand side of the page.
Hours of Operation:
•Monday – Friday from 10:00 a.m. to 11:00 p.m. ET
•Saturday from 12:00 p.m. to 5:00 p.m. ET
Have your reference number(s) ready. A representative will walk you through the voting process.
REFERENCE NUMBER(S):
To receive a free copy of the Proxy Statement, please call the funds’ solicitor toll free at 1-888-457-3803 or go to materials https://proxyvotinginfo.com/p/prinetf.
The Proxy Statement contains important information about a proposal affecting your fund and therefore you are advised to read it.
PRINETF IA-1

Text Message
Friendly reminder from Sodali to vote your Principal Capital Appreciation Select ETF shares. It only takes a minute. Vote here: {csv.URL}
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